                                                                     Exhibit 4.1

                          ROBOTIC VISION SYSTEMS, INC.

 Number       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
KA                                COMMON STOCK                            Shares

                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                          CUSIP 771074 10 1




                         [SPECIMEN Watermark on page]

  FULL PAID AND NON-ASSESSABLE SHARES, $.01 PAR VALUE, OF THE COMMON STOCK OF
                          ROBOTIC VISION SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which is on file at the office of the Corporation) to all of which the holder of this certificate, by acceptance hereof, assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

(SEAL)                       /s/ Frank D. Edwards     /s/ Pat V. Costa
                                 SECRETARY                   PRESIDENT

                                                      AMERICAN STOCK TRANSFER
                                                      AGENT REGISTRAR

                                                      AUTHORIZED SIGNATURE
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM --  as tenants in common
    TEN ENT --  as tenants by the entireties
    JT TEN  --  as joint tenants with right of
                survivorship and not as tenants
                in common
                                                    UNIF GIFT MIN ACT --    ------------ Custodian ------------
                                                                            (Cust)               (Minor)
                                                                            under Uniform Gifts to Minors
                                                                            Act ------------
                                                                            (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                                ------------------------------------------------
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY
                                        PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
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                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement dated as of May 14, 1998 between Robotic Vision Systems, Inc. and the Rights Agent thereunder (the "Rights Amendment"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Robotic Vision Systems, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Robotic Vision Systems, Inc. will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to or held by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.